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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 21, 2003
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                            Crystal Corporate Center,
                    2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431

               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2031
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On February 25, 2003, the Registrant announced that it had signed a letter of intent which anticipates, subject to successful due diligence investigation and the execution of definitive agreements, the acquisition of all business rights pertaining to the global homeland defense industry owned by the Global Group (a group led by Messrs. John Muczko, Everett Alvarez and David A. Shaw) , including the acquisition of Matrix International, Inc., a Louisiana corporation based in Alexandria, Va., on or about March 15, 2003.

     Copies of the letter of intent and the press release issued by the Registrant are attached as exhibits to this report and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation             Page
of Exhibit              Number
as Set Forth            or Source of
in Item 601 of          Incorporation
Regulation S-B          By Reference      Description

(99)     .11             4                Press release
         .12             8                Letter of Intent with Matrix
                                          International. Inc.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: February 27, 2003


                             /s/ Vanessa H. Lindsey
                        ---------------------------------
                               Vanessa H. Lindsey
                           Vice President & Secretary

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